                                                                      Exhibit 24

                                POWER OF ATTORNEY

     Each person  executing  this Power of Attorney  hereby  appoints  Samuel A.
Landy and Anna T. Chew,  or either of them,  as his or her  attorney-in-fact  to execute and to file such amendments to this Form S-3  Registration  Statement as such  attorneys-in-fact,  or either of them, may deem  appropriate,  or withdraw from the registration process this Registration Statement.

     This Power of  Attorney  has been  signed by the  following  persons in the capacities indicated on this 9th day of October, 2003.

           /s/ Eugene W. Landy                      /s/ James E. Mitchell
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             Eugene W. Landy                          James E. Mitchell
          Chairman of the Board                            Director
              and Director

           /s/ Samuel A. Landy                      /s/ Richard H. Molke
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             Samuel A. Landy                          Richard H. Molke
         President and Director                           Director
      (Principal Executive Officer)

            /s/ Anna T. Chew                       /s/ Eugene Rothenberg
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              Anna T. Chew                           Eugene Rothenberg
     Vice President, Chief Financial                      Director
          Officer and Director
(Principal Financial Officer, Controller
    and Principal Accounting Officer)

        /s/ Ernest V. Bencivenga                   /s/ Robert G. Sampson
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          Ernest V. Bencivenga                     Robert G. Sampson
    Secretary/Treasurer and Director                    Director

         /s/Charles P. Kaempffer
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          Charles P. Kaempffer
                Director